UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2020

VERRA MOBILITY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-37979	81-3563824
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1150 N. Alma School Road Mesa, Arizona (Address of principal executive offices)	85201 (Zip Code)

(480) 443-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)
Class A common stock, par value $0.0001 per share	VRRM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐   Emerging growth company

☐   If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Verra Mobility Corporation (the “Company”) held its 2020 annual meeting of stockholders (the “Annual Meeting”) on May 26, 2020. At the Annual Meeting, the Company’s stockholders voted on four proposals. The proposals are described in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 10, 2020. As of the record date for the Annual Meeting, April 1, 2020, there were 161,692,539 shares of the Company’s Class A Common Stock issued, outstanding and entitled to vote on the proposals presented at the Annual Meeting. The voting results for each of the proposals are set forth below.

1.Election of Directors. The Company’s stockholders elected, by the vote indicated below, the following three persons as Class II directors of the Company, each to serve as such until the Company’s annual meeting of stockholders to be held in 2023, or until his respective successor is duly elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jay Geldmacher	94,990,039	12,268,993	10,457,420
John Rexford	93,996,372	13,262,660	10,457,420
David Roberts	94,963,373	12,295,659	10,457,420

2.Approval of Executive Compensation. The Company’s stockholders approved, on a non-binding basis, the compensation of the Company’s executive officers as described in the Proxy Statement, by the vote indicated below:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
106,906,059	309,226	43,747	10,457,420

3.Approval of Frequency of Future Say-on-Pay Votes. The Company’s stockholders approved, on a non-binding basis, an annual say-on-pay vote, by the vote indicated below:

1 Year	2 Years	3 Years	Votes Withheld
106,659,240	3,497	519,140	77,155

4.Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm. The stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, by the vote indicated below:

Votes For	Votes Against	Abstentions
117,057,350	612,439	46,663

No other proposals were submitted to a vote of the Company’s stockholders at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 28, 2020	Verra Mobility Corporation

	By:	/s/ Patricia Chiodo
	Name:	Patricia Chiodo
	Title:	Chief Financial Officer

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